Exhibit 32.1

Certification of our Chief Executive Officer and Interim Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, William Resides, the Chief Executive Officer and Interim Chief Financial Officer of BioRegenx, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2026

/s/ William Resides

Name:	William Resides
Titles:	Chief Executive Officer, Interim Chief Financial Officer
(Principal Executive Officer, Principal Financial and Accounting Officer)